UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2024

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Puerto Rico	333-270519	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 383-8983

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2024, Unusual Machines, Inc., a Puerto Rico corporation (“UMAC PR” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its wholly owned subsidiary, Unusual Machines, Inc., a Nevada corporation (“UMAC Nevada”), pursuant to which the Company agreed to merge with and into UMAC Nevada with UMAC Nevada continuing as the surviving corporation (the “Registrant”) in the merger. The merger was consummated on April 22, 2024. As a result, the Company reincorporated from Puerto Rico to Nevada (the “Reincorporation”) and the Registrant is a Nevada corporation. The Reincorporation had previously been approved by the Company’s board of directors and was approved by its majority shareholders by written consent in lieu of a special meeting on March 11, 2024.

As of April 22, 2024, each outstanding share of UMAC PR common stock was automatically converted into one share of UMAC Nevada common stock, as well as holders of the Company’s Series B Convertible Preferred Stock (the “Series B”) will receive one share of Series B of UMAC Nevada in exchange for each existing share of Series B. Each stock certificate representing issued and outstanding shares of UMAC PR common stock now represents the same number of shares of UMAC Nevada common stock. Accordingly, shareholders do not need to exchange stock certificates as a result of the Reincorporation. The Registrant’s common stock continues to trade on the NYSE American under the symbol “UMAC”. UMAC PR’s 2022 Equity Incentive Plan, and all other employee benefit arrangements are continued by UMAC Nevada upon the terms and subject to the conditions in effect on April 22, 2024.

Other than the change in corporate domicile, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of Company employees, including the Company’s management. The daily business operations of UMAC Nevada are continuing as they were conducted by UMAC PR prior to the Reincorporation, at the Registrant’s principal executive offices located at 4677 L B McLeod Road, Suite J, Orlando, FL 32811. The consolidated financial condition and results of operations of UMAC Nevada immediately after consummation of the Reincorporation are the same as those of UMAC PR immediately prior to the consummation of the Reincorporation. In addition, the directors and executive officers of UMAC Nevada consist of the same persons serving as directors and executive officers of UMAC PR immediately prior to the consummation of the Reincorporation.

The foregoing description of the Reincorporation and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1, and is incorporated in its entirety herein by reference. A more detailed description of the Merger Agreement and the effects of the Reincorporation is set forth in UMAC PR’s definitive information statement on Schedule 14C filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024 (the “Reincorporation Disclosure”), which is incorporated in its entirety herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

As disclosed in Item 1.01 above, effective April 22, 2024, the Company changed its state of incorporation from Puerto Rico to Nevada pursuant to the Reincorporation. As of that date and pursuant to the terms of the Merger Agreement, the Registrant and the rights of the Registrant’s shareholders became governed by the Registrant’s Articles of Incorporation and Bylaws. The Registrant’s Articles of Incorporation and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

A description of the Registrant’s Articles of Incorporation and Bylaws, and of the changes to the rights of the Registrant’s shareholders as a result of the Reincorporation, is set forth in the Reincorporation Disclosure, which is incorporated in its entirety herein by reference.

The information set forth in Item 1.01 above with respect to the Reincorporation and the Merger Agreement is incorporated herein in its entirety by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Items 1.01 and 3.03 above with respect to the Reincorporation, the Merger Agreement, the Amended and Restated Articles of Incorporation and the Bylaws is incorporated herein in its entirety by reference.

On April 19, 2024, the Company filed a Certificate of Designation of the Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Nevada Secretary of State in connection with the Reincorporation as disclosed in Item 1.01 of this Current Report on Form 8-K.

The Company is authorized to issue 1,000 shares of Series B, par value $0.01 per share. The Series B has no voting rights except as otherwise expressly required by law. Each share of Series B may be converted into 10,000 shares of common stock of the Company in accordance with the provisions of the Certificate of Designation and subject to a beneficial ownership limitation of 4.99%, or 9.99% upon written notice of the holder. The Series B is entitled to receive dividends on an as-converted basis with the holders of the common stock of the Company.

The foregoing description of the Series B does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger by and between Unusual Machines, Inc., a Puerto Rico corporation and Unusual Machines, Inc., a Nevada corporation
3.1	Articles of Incorporation
3.2	Bylaws
3.3	Certificate of Designation of the Series B Convertible Preferred Stock
3.4	Form of Common Stock Certificate
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: April 23, 2024	By:	/s/ Allan Evans
	Name:	Allan Evans
	Title:	Chief Financial Officer

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